UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 8, 2018

MID PENN BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	1-13677	25-1666413
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

349 Union Street Millersburg, Pennsylvania	1.866.642.7736	17061
(Address of Principal Executive Offices)	( Registrant’s telephone number, including area code)	(Zip Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

 ____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

MID PENN BANCORP, INC.

CURRENT REPORT ON FORM 8-K

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

On May 8, 2018, Mid Penn Bancorp, Inc. (the “Corporation”) held its Annual Meeting of Shareholders for which the Board of Directors solicited proxies. At the Annual Meeting, the shareholders of the Corporation voted on the following proposals described in the Proxy Statement dated March 29, 2018.

The proposals voted on and approved or disapproved by the shareholders of the Corporation at the Annual Meeting were as follows:

Proposal No. 1. The Corporation’s shareholders elected four individuals to serve as Class B members of the Board of Directors to serve for a three-year term and until their successors are elected and qualified, as set forth below:

Name	Votes For	Votes Withheld	Broker Non-Votes	Votes Uncast
Steven T. Boyer	4,289,958	86,190	778,346	-
Gregory M. Kerwin	4,255,462	120,687	778,346	-
Robert E. Klinger	4,266,561	109,588	778,346	-
Rory G. Ritrievi	4,256,942	119,207	778,346	-

Proposal No. 2. The Corporation’s shareholders ratified a non-binding proposal to approve the executive compensation, as described in the Compensation Discussion and Analysis and the tabular disclosure (together with the accompanying narrative disclosure) regarding the named executive officers in the Corporation’s Proxy Statement, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,889,501	289,731	196,917	778,346

Proposal No. 3. The Corporation’s shareholders ratified the appointment of BDO USA, LLP, of Harrisburg, Pennsylvania, as the Corporation’s independent registered public accounting firm for the year ending December 31, 2018, as set forth below:

Votes For	Votes Against	Abstentions
5,108,364	16,655	29,476

Item 7.01	Regulation FD Disclosure.

The slides used and presented at the Annual Meeting of Shareholders are attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)        Exhibits

99.1       Slides from the Annual Meeting of Shareholders

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MID PENN BANCORP, INC.
(Registrant)

Date: May 8, 2018	By:	/s/ Rory G. Ritrievi
Rory G. Ritrievi
President and Chief Executive Officer

Exhibit Number	Exhibits

99.1	Slides from the Annual Meeting of Shareholders